UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2019

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 421-2414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A updates and replaces the Fifth Amended and Restated Agreement of Limited Partnership of MPLX LP filed as Exhibit 3.1 (the “Original Exhibit”) to the Current Report on Form 8-K, which MPLX LP (the “Partnership”) previously filed with the Securities and Exchange Commission on August 1, 2019 (the “Original 8-K”). The Partnership is filing this Current Report on Form 8-K/A solely to reflect the correction of an inadvertant error in the Original Exhibit. All Items of the Original 8-K other than Item 9.01 of the Original 8-K are unaffected by this Current Report on Form 8-K/A and such Items have not been included in this Current Report on Form 8-K/A. This Current Report on Form 8-K/A does not reflect events occurring after the filing date of the Original 8-K or modify or update disclosures in the Original 8-K except as to update and replace the Original Exhibit.

Item 9.01    Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(b) Pro Forma financial information.

The financial statements of ANDX and pro forma financial information of MPLX required to be filed under Item 9.01 of Form 8-K are included in the Registration Statement.

(d) Exhibits.

Exhibit Number	Description

2.1*

Agreement and Plan of Merger, dated as of May 7, 2019, by and among Andeavor Logistics LP, Tesoro Logistics GP, LLC, MPLX LP, MPLX GP LLC and MPLX MAX LLC (incorporated by reference herein to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K filed on May 8, 2019, File No. 001-35714).

3.1	Fifth Amended and Restated Agreement of Limited Partnership of MPLX LP, dated as of July 30, 2019.

10.1+

Amended and Restated Credit Agreement, dated as of July 26, 2019, by and among MPLX, as borrower, Wells Fargo Bank, National Association, as administrative agent, each of Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., Barclays Bank PLC, BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Bank, Ltd., MUFG Bank, Ltd. and Royal Bank of Canada, as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, each of Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., MUFG Bank, Ltd. and Royal Bank of Canada, as documentation agents, and the other lenders and issuing banks that are parties thereto.

10.2+	Amended and Restated Loan Agreement, dated as of July 31, 2019, by and between MPLX LP and MPC Investment LLC.

99.1+	Press Release of MPLX LP and Andeavor Logistics LP, dated as of July 30, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. MPLX LP hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.
+	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: August 14, 2019	By:	/s/ Molly R. Benson
	Name:	Molly R. Benson
	Title:	Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary